UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2021

GLOBAL BOATWORKS HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-55646	81-0750562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1707 North Charles Street, Suite 200A, Baltimore, Maryland	21201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 458-9967

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to §13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure.

Global Boatworks Holdings, Inc. (“the Company”) announced that its operating subsidiary, R3 Score Technologies, Inc. (“R3 Score”), has entered into a two-year pilot with Baltimore Development Corporation (“BDC”) to use R3 Score’s technology for applicants with less than Prime credit score. BDC serves as the economic development arm for the City of Baltimore and its mission is to grow the city’s economy in an inclusive manner by retaining, expanding, and attracting businesses, and promoting investment, thereby increasing career opportunities for residents. BDC has a strong commitment to equitable economic development with a focus on supporting small businesses throughout Baltimore City, including providing loans.

In this pilot, BDC has signed on as a business customer of R3 Score and will use R3 Score’s technology for a portion of the applications received that they would like to continue reviewing for a small business loan, but the business operator may fall below the preferred traditional credit score. BDC is committed to a more equitable economy by supporting minority and women-owned businesses that may have been negatively impacted by institutional racism and/or generational poverty. BDC’s commitment includes implementing developed strategies and bringing R3 Score on board to intentionally create an inclusive and equitable Baltimore economy whereby a traditional credit score and report may no longer be an instant barrier.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing. The furnishing of the information pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, is not intended to, and does not, constitute a determination or admission by the Company (i) that the furnishing of such information is required by Regulation FD, (ii) that such furnished information is material or complete, or (iii) that investors should consider such information before making an investment decision with respect to any security of the Company. The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws.

Item 9.01  Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.01	Press Release issued by Global Boatworks Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BOATWORKS HOLDINGS, INC. Date: September 15, 2021 By: /s/ Laurin Leonard LAURIN LEONARD Chief Executive Officer, Director (Principal Executive Officer)

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